EXHIBIT 10.4

                               FIRST AMENDMENT TO
                            TRANCHE B LOAN AGREEMENT

          This FIRST AMENDMENT TO TRANCHE B LOAN AGREEMENT, dated as of October 15, 2001 (this "Amendment") is among BRL UNIVERSAL EQUIPMENT 2001 A, L.P., a
                   ---------
Delaware  limited  partnership  ("Borrower"), the several financial institutions
                                  --------
listed  on  the  signature pages hereof as Tranche B Lenders, (each a "Tranche B
                                                                       ---------
Lender"  and  collectively  "Tranche  B  Lenders"),  BANKERS  TRUST  COMPANY, as
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Administrative  Agent  for  Tranche B Lenders (in such capacity, "Administrative
                                                                  --------------
Agent")  and  BANKERS  TRUST  COMPANY,  as  Collateral  Agent (in such capacity,
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"Collateral  Agent").
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                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Borrower, Administrative Agent, Collateral Agent and Tranche B Lenders have entered into that certain Tranche B Loan Agreement dated as of February 9, 2001 (together with all amendments and supplements thereto, the "Tranche B Loan Agreement"); and
 ---------------------------

          WHEREAS, the parties hereto desire to amend certain Sections of the Tranche B Loan Agreement.

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and in the Participation Agreement, the parties hereto agree as follows:

          1.     Definitions. Unless the context otherwise requires, capitalized
                 -----------
terms used herein and not otherwise defined herein shall have meanings set forth or referred to in Appendix A to the First Amended and Restated Participation
Agreement  dated  as  of  October 15, 2001 (the "Participation Agreement") among
                                                 -----------------------
Universal Compression Inc., Universal Compression Holdings, Inc., Borrower, The Bank of New York, the Tranche B Lenders party thereto, BRL Universal Equipment Management, Inc., Administrative Agent and Collateral Agent, which Appendix A also contains the rules of usage that shall apply hereto.

          2.     Effectiveness.  This Amendment shall become effective as of the
                 -------------
date first written above upon (i) the execution and delivery hereof by Majority Tranche B Lenders, Lessee and Borrower and (ii) the First Amended and Restated Participation Agreement becoming effective in accordance with the terms thereof.

          3.     Amendments.
                 ----------

               (a) The introductory paragraph is hereby amended and restated as follows:

                    This TRANCHE B LOAN AGREEMENT, dated as of February 9, 2001 (the "Agreement") is among BRL UNIVERSAL EQUIPMENT 2001 A, L.P., a
                 ---------
          Delaware  limited  partnership  ("Borrower"),  the  several  financial
                                            --------
          institutions listed on the signature pages hereof as Tranche B Lenders or who became party to the Participation Agreement (as defined below)


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          in  accordance  with  its  terms  (each  a  "Tranche  B  Lender"  and
                                                       ------------------
          collectively "Tranche B Lenders"), BANKERS TRUST COMPANY, as Administrative Agent for Tranche B Lenders (in such capacity, "Administrative Agent") and BANKERS TRUST COMPANY, as Collateral Agent
           -------------------
          (in  such  capacity,  "Collateral  Agent").
                                 -----------------

               (b)  Section  2.1  is  hereby  amended  and  restated as follows:

                    "Subject to and upon the terms and conditions set forth in this Agreement and the Participation Agreement, each Tranche B Lender agrees to make one or more non-revolving loans in accordance with
          Section  4.1  of  the  Participation  Agreement."

               (c)  Section  2.2(b)  is  hereby amended and restated as follows:

                    "Each Tranche B Note issued to a Tranche B Lender shall (i) be executed by Borrower, (ii) be payable to such Tranche B Lender or registered assigns and be dated the Funding Date therefor, (iii) be in a stated principal amount equal to the principal amount funded by such Tranche B Lender on such Funding Date, (iv) mature on the Maturity Date, (v) bear interest as provided in Section 2.3.2, (vi) be subject to mandatory repay-ment as provided in Section 2.5 and (vii) be entitled to the benefits of this Agreement and the other Operative Documents."

               (d)  Section  2.3.2  is  hereby  amended and restated as follows:

                    "Borrower agrees to pay to each Tranche B Lender on each Floating Payment Date interest accrued on the unpaid principal amount of such Tranche B Lender's Tranche B Loan (or Tranche B Loans) from the date the proceeds thereof are disbursed to Borrower in accordance with Section 2.2 until the date on which such Tranche B Loan (together with accrued and unpaid interest thereon) is repaid in full (whether on the Maturity Date, by acceleration or otherwise) at the Applicable Tranche B Rate calculated for each day elapsed since the immediately preceding Floating Payment Date, or in the case of the first Floating Payment Date following the making of such Tranche B Loan, since the Funding Date therefor as follows:


                                      -2-
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               AR x P x 1/D

               where,

               AR = the Applicable Tranche B Rate for such Tranche B Loan for such day;

               P   =  the  unpaid  principal  balance  of such Tranche B Loan on such day;  and

               D   =  360 or, to the extent the Applicable Tranche B Rate is
     based on the Alternate Rate, 365 or 366 days, as applicable."

          4.   Authorization.  By  executing and delivering this Amendment, each
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Lender  hereby  authorizes and instructs Collateral Agent to execute and deliver the First Amended and Restated Participation Agreement and the First Amendment to Equipment Lease Agreement, in each case, of even date herewith.

          5.   Miscellaneous.  Sections  6.1,  6.2,  6.5,  6.7,  6.8, 6.10, 6.11
               -------------
and 6.12 of the Tranche B Loan Agreement are incorporated herein by reference mutatis mutandis.


                                      -3-
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          IN  WITNESS  WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                    BRL  UNIVERSAL  EQUIPMENT  2001  A,  L.P.,
                                       as Borrower

                                    By BRL Universal Equipment Management, Inc.
                                    Its  General  Partner

                                    By: /s/  Gregory C. Greene
                                       -------------------------------
                                       President


                                    BANKERS  TRUST  COMPANY
                                       as Administrative Agent

                                    By: /s/  Calli S. Hayes
                                       -------------------------------
                                       Managing  Director


                                    BANKERS  TRUST  COMPANY
                                       as Collateral Agent

                                    By: /s/  Calli  S.  Hayes
                                       -------------------------------
                                       Managing  Director


                                    FIRST  UNION  NATIONAL  BANK
                                       as a Tranche B Lender

                                    By: /s/  David E. Humphreys
                                       -------------------------------
                                       Vice  President


                                    BANK  ONE,  NA
                                       (Main  Office  Chicago)
                                        as a Tranche B Lender

                                    By: /s/  Dianne L. Russell
                                       -------------------------------
                                       Vice  President


                                -Signature Page-
                  [First Amendment to Tranche B Loan Agreement]

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                                    THE  BANK  OF  NOVA  SCOTIA
                                       as  a  Tranche  B  Lender

                                    By: /s/  F.C.H.  Ashby
                                       -------------------------------
                                       Senior Manager, Loan Operations


                                    CITADEL  HILL  2000  Ltd.,
                                       as  a  Tranche  B  Lender

                                    By: /s/  Stephen  Lockhart
                                       ----------------------------------
                                       Authorized  Signatory


                                    NATEXIS  BANQUES  POPULAIRES
                                       as  a  Tranche  B  Lender

                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:


                                    LANDMARK  CDO  LIMITED,
                                       as  Tranche  B  Lender

                                    By:  Aladdin Asset Management
                                         LLC, as Manager

                                    By  /s/ Gilles Marchand
                                       -------------------------------
                                       Authorized  Signatory


                                    CSAM  FUNDING  I,
                                       as  Tranche  B  Lender

                                    By
                                       -------------------------------
                                       Name:
                                       Title:


                                    FIRST  DOMINION  FUNDING  I,
                                       as  Tranche  B  Lender

                                    By
                                       -------------------------------
                                       Name:
                                       Title:


                                    FIRST  DOMINION  FUNDING  II,
                                       as  Tranche  B  Lender

                                    By
                                       -------------------------------
                                       Name:
                                       Title:



                                -Signature Page-
                  [First Amendment to Tranche B Loan Agreement]

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